POWER OF ATTORNEY Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director, Senior Vice President and Chief Financial Officer of ING Life Insurance and Annuity Company I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75976	33-88722
2-52449	33-75978	33-88724
33-02339	33-75980	33-89858
33-34370	33-75982	33-91846
33-34583	33-75984	333-01107
33-42555	33-75986	333-09515
33-60477	33-75988	333-15817
33-61897	33-75990	333-24645
33-62473	33-75992	333-27337
33-63611	33-75994	333-30694
33-64277	33-75996	333-34014
33-64331	33-75998	333-37448
33-75248	33-76000	333-48774
33-75954	33-76002	333-49176
33-75956	33-76004	333-49593
33-75958	33-76018	333-49495
33-75960	33-76024	333-56297
33-75962	33-76026	333-60016
33-75964	33-79118	333-69574
33-75966	33-79122	333-72079
33-75968	33-81216	333-84299
33-75970	33-87642	333-75062
33-75972	33-87932	333-87305
33-75974	33-88720	333-89953

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906
811-09665

Northern Life Insurance Company:
As Director, Senior Vice President and Chief Financial Officer of Northern Life Insurance Company I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella and Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474	333-83772	333-83774
333-32948

Registration Statements filed under the Investment Company Act of 1940:
811-09002
hereby ratifying and confirming on this 15th day of July, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Chris D. Schreier
Chris D. Schreier

POWER OF ATTORNEY Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75976	33-88722
2-52449	33-75978	33-88724
33-02339	33-75980	33-89858
33-34370	33-75982	33-91846
33-34583	33-75984	333-01107
33-42555	33-75986	333-09515
33-60477	33-75988	333-15817
33-61897	33-75990	333-24645
33-62473	33-75992	333-27337
33-63611	33-75994	333-30694
33-64277	33-75996	333-34014
33-64331	33-75998	333-37448
33-75248	33-76000	333-48774
33-75954	33-76002	333-49176
33-75956	33-76004	333-49593
33-75958	33-76018	333-49495
33-75960	33-76024	333-56297
33-75962	33-76026	333-60016
33-75964	33-79118	333-69574
33-75966	33-79122	333-72079
33-75968	33-81216	333-84299
33-75970	33-87642	333-75062
33-75972	33-87932	333-87305
33-75974	33-88720	333-89953

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906
811-09665

Northern Life Insurance Company:
As Director of Northern Life Insurance Company I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella and Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474	333-83772	333-83774
333-32948

Registration Statements filed under the Investment Company Act of 1940:
811-09002

hereby ratifying and confirming on this 15th day of July, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Keith Gubbay
Keith Gubbay

POWER OF ATTORNEY Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING Life Insurance and Annuity Company:
As Chief Accounting Officer of ING Life Insurance and Annuity Company I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448	33-75976	33-88722
2-52449	33-75978	33-88724
33-02339	33-75980	33-89858
33-34370	33-75982	33-91846
33-34583	33-75984	333-01107
33-42555	33-75986	333-09515
33-60477	33-75988	333-15817
33-61897	33-75990	333-24645
33-62473	33-75992	333-27337
33-63611	33-75994	333-30694
33-64277	33-75996	333-34014
33-64331	33-75998	333-37448
33-75248	33-76000	333-48774
33-75954	33-76002	333-49176
33-75956	33-76004	333-49593
33-75958	33-76018	333-49495
33-75960	33-76024	333-56297
33-75962	33-76026	333-60016
33-75964	33-79118	333-69574
33-75966	33-79122	333-72079
33-75968	33-81216	333-84299
33-75970	33-87642	333-75062
33-75972	33-87932	333-87305
33-75974	33-88720	333-89953

Registration Statements filed under the Investment Company Act of 1940:
811-02512	811-02513	811-04536	811-05906
811-09665

hereby ratifying and confirming on this 15th day of July, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Cheryl Price
Cheryl Price